Exhibit 10.9

CELLU TISSUE HOLDINGS, INC.

2010 EQUITY COMPENSATION PLAN

STOCK GRANT CERTIFICATE

This Stock Grant Certificate evidences a Stock Grant made pursuant to the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan (“Plan”) of      shares of Stock to             , who shall be referred to as “Director”, subject to the terms and conditions set forth in § 1 through § 11 of this Stock Grant Certificate. This Stock Grant is granted effective as of             , which shall be referred to as the “Grant Date.”

CELLU TISSUE HOLDINGS, INC.

By:

Date:

TERMS AND CONDITIONS

§ 1. Plan and Stock Grant Certificate. This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Cellu Tissue Holdings, Inc. (“Cellu Tissue”).

§ 2. Stockholder Status. If a dividend is paid in cash with respect to a share of Stock after such share of Stock has been issued under this Stock Grant but before the first date Director’s interest in such share of Stock becomes completely non-forfeitable, Cellu Tissue shall delay the payment of such cash dividend until his or her interest in such share of Stock becomes completely non-forfeitable and then shall pay such cash dividend (without interest) directly to such Director before the end of the 45 day period which starts on the date his or her interest in such share of Stock becomes completely non-forfeitable. Director shall have the right to vote the Stock issued under this Stock Grant until Director’s right to such shares is forfeited or becomes nonforfeitable. If Director forfeits his or her shares under § 3, Director shall at the same time forfeit his or her right to vote such shares and to receive ordinary cash dividends paid with respect to such shares. Any dividends or other distributions of property made with respect to shares that remain subject to forfeiture under § 3 shall be held by Cellu Tissue, and Director’s right to receive such dividends or other property shall be forfeited or shall become nonforfeitable at same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the right to vote the shares of Stock subject to this Stock Grant which is described in this § 2, Director shall have no rights as a stockholder with respect to such shares of Stock until Director’s interest in such shares has become nonforfeitable.

§ 3. Vesting and Forfeiture. If Director remains in continuous service on the Board through             , Director’s interest in 100% of the Stock subject to this Stock Grant shall become nonforfeitable on such date. If Director’s service on the Board terminates for any reason except death before             , then he or she shall forfeit all shares of Stock subject to this Stock Grant. If Director dies before              while serving on the Board, a prorata portion of Director’s interest in the Stock subject to this Grant (rounding down any fractional shares) shall become nonforfeitable on the date of death, with the prorata portion determined based on the portion of the period completed at the time of death.

§ 4. Change in Control. If there is a Change in Control on any date, (A) this Stock Grant shall become 100% vested (to the extent not already vested) in accordance with § 14.1 of the Plan (as in effect on the Grant Date) on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel this Stock Grant after giving Director a reasonable period to take such action as necessary or appropriate to receive the Stock subject to this Stock Grant.

§ 5. Stock Certificates. Cellu Tissue shall issue a stock certificate for the shares of Stock subject to this Stock Grant in the name of Director upon Director’s execution of the irrevocable stock power in favor of Cellu Tissue attached as Exhibit A. The Chief Financial Officer of Cellu Tissue shall hold such stock certificate representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Director’s interest in such shares has become nonforfeitable or has been forfeited. As soon as practicable after the date as of which his or her interest in any shares becomes nonforfeitable under § 3, Cellu Tissue shall issue to Director a stock certificate reflecting the shares in which his or her interest has become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by Cellu Tissue). If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by Cellu Tissue) automatically shall revert back to Cellu Tissue pursuant to the irrevocable stock power.

§ 6. Nontransferable. No rights granted under this Stock Grant Certificate shall be transferable by Director.

§ 7. Other Laws. Cellu Tissue shall have the right to refuse to transfer shares of Stock subject to this Stock Grant to Director if Cellu Tissue acting in its absolute discretion determines that the transfer of such shares is (in the opinion of Cellu Tissue’s legal counsel) likely to violate any applicable law or regulation.

§ 8. No Right to Continue Service. Neither the Plan, this Stock Grant Certificate, nor any related material shall give Director the right to continue to service on the Board.

§ 9. Governing Law. The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Delaware.

§ 10. Binding Effect. This Stock Grant Certificate shall be binding upon Cellu Tissue and Director and their respective heirs, executors, administrators and successors.

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§ 11. Headings and Sections. The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate. All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.

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Exhibit A

Irrevocable Stock Power

As a condition to the issuance to the undersigned of a stock certificate for the              shares of Stock which were granted to the undersigned as a Stock Grant under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan in the Stock Grant Certificate dated             , the undersigned hereby assigns and transfers to Cellu Tissue Holdings, Inc., effective upon the occurrence of any forfeiture event described in the Stock Grant Certificate, any then-unvested shares of Stock subject to such Stock Grant (together with any then-unvested dividends or other distributions of property made with respect to such shares) for purposes of effecting any forfeiture called for under § 3 of the Stock Grant Certificate and does hereby irrevocably give Cellu Tissue Holdings, Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock (together with any dividends or other distributions of property made with respect to such shares) on its books and records back to Cellu Tissue Holdings, Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to the shares of Stock (and any dividends or other distributions of property made with respect to such shares) on the date such shares of Stock or dividends or other property are no longer subject to forfeiture under § 3 of such Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock and dividends or other property.

Date

CELLU TISSUE HOLDINGS, INC.

2010 EQUITY COMPENSATION PLAN

KEY EMPLOYEE

STOCK GRANT CERTIFICATE

This Stock Grant Certificate evidences a Stock Grant made pursuant to the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan (“Plan”) of              shares of Stock to             , who shall be referred to as “Key Employee”, subject to the terms and conditions set forth in § 1 through § 12 of this Stock Grant Certificate. This Stock Grant is granted effective as of             , which shall be referred to as the “Grant Date.”

CELLU TISSUE HOLDINGS, INC.

By:

Date:

TERMS AND CONDITIONS

§ 1. Plan and Stock Grant Certificate. This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Key Employee upon written request to the Chief Financial Officer of Cellu Tissue Holdings, Inc. (“Cellu Tissue”).

§ 2. Stockholder Status. If a dividend is paid in cash with respect to a share of Stock after such share of Stock has been issued under this Stock Grant but before the first date Key Employee’s interest in such share of Stock becomes completely non-forfeitable, Cellu Tissue shall delay the payment of such cash dividend until his or her interest in such share of Stock becomes completely non-forfeitable and then shall pay such cash dividend (without interest) directly to such Key Employee before the end of the 45 day period which starts on the date his or her interest in such share of Stock becomes completely non-forfeitable. Key Employee shall have the right to vote the Stock issued under this Stock Grant until Key Employee’s right to such shares is forfeited or becomes nonforfeitable. If Key Employee forfeits his or her shares under § 3, Key Employee shall at the same time forfeit his or her right to vote such shares and to receive ordinary cash dividends paid with respect to such shares. Any dividends or other distributions of property made with respect to shares that remain subject to forfeiture under § 3 shall be held by Cellu Tissue, and Key Employee’s right to receive such dividends or other property shall be forfeited or shall become nonforfeitable at same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the right to vote the shares of Stock subject to this Stock Grant which is described in this § 2, Key Employee shall have no rights as a stockholder with respect to such shares of Stock until Key Employee’s interest in such shares has become nonforfeitable.

§ 3. Vesting and Forfeiture. Key Employee shall vest in this Stock Grant as follows:

1.	[ % of the shares of Stock (rounding down to the nearest whole number) shall vest on , provided Key Employee remains an employee of Cellu Tissue or a Subsidiary or Parent of Cellu Tissue from the Grant Date through such date;

2.	% of the shares of Stock (rounding down to the nearest whole number) shall vest on , provided Key Employee remains an employee of Cellu Tissue or a Subsidiary or Parent of Cellu Tissue from the Grant Date through such date;

3.	% of the shares of Stock (rounding down to the nearest whole number) shall vest on , provided Key Employee remains an employee of Cellu Tissue or a Subsidiary or Parent of Cellu Tissue from the Grant Date through such date; and

4.	the balance of the shares of Stock shall vest on , provided Key Employee remains an employee of Cellu Tissue or a Subsidiary or Parent of Cellu Tissue from the Grant Date through such date.]

If Key Employee’s employment terminates for any reason before all shares of Stock vest, Key Employee shall forfeit the unvested shares. A transfer of employment between Cellu Tissue and a Subsidiary or Parent of Cellu Tissue or between Subsidiaries of Cellu Tissue shall not be treated as a termination of employment under this § 3.

§ 4. Change in Control. If (1) there is a Change in Control on any date and the Plan and this Stock Grant are continued in full force and effect or there is an assumption of the Plan and this Stock Grant in connection with such Change in Control and (2) Key Employee is terminated at Cellu Tissue’s initiative for reasons other than Cause or is terminated at Key Employee’s initiative for Good Reason within the Protection Period, then this Stock Grant shall become 100% vested (to the extent not already vested) on the date his or her employment so terminates in accordance with § 14.2 of the Plan as in effect on the Grant Date. If there is a Change in Control on any date and the Plan and all outstanding Options, Stock Appreciation Rights and Stock Grants granted under the Plan are not continued in full force and effect or there is no assumption or substitution of the Options, Stock Appreciation Rights and Stock Grants (with their terms and conditions unchanged) in connection with such Change in Control, (A) this Stock Grant shall become 100% vested (to the extent not already vested) in accordance with § 14.1 of the Plan (as in effect on the Grant Date) on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel this Stock Grant after giving Key Employee a reasonable period to take such action as necessary or appropriate to receive the Stock subject to this Stock Grant.

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§ 5. Stock Certificates. Cellu Tissue shall issue a stock certificate for the shares of Stock subject to this Stock Grant in the name of Key Employee upon Key Employee’s execution of the irrevocable stock power in favor of Cellu Tissue attached as Exhibit A. The Chief Financial Officer of Cellu Tissue shall hold such stock certificate representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Key Employee’s interest in such shares has become nonforfeitable or has been forfeited. As soon as practicable after the date as of which his or her interest in any shares becomes nonforfeitable under § 3, Cellu Tissue shall issue to Key Employee a stock certificate reflecting the shares in which his or her interest has become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by Cellu Tissue). If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by Cellu Tissue) automatically shall revert back to Cellu Tissue pursuant to the irrevocable stock power.

§ 6. Nontransferable. No rights granted under this Stock Grant Certificate shall be transferable by Key Employee.

§ 7. Other Laws. Cellu Tissue shall have the right to refuse to transfer shares of Stock subject to this Stock Grant to Key Employee if Cellu Tissue acting in its absolute discretion determines that the transfer of such shares is (in the opinion of Cellu Tissue’s legal counsel) likely to violate any applicable law or regulation.

§ 8. No Right to Continue Employment. Neither the Plan, this Stock Grant Certificate, nor any related material shall give Key Employee the right to continue to employment with Cellu Tissue or a Parent or Subsidiary of Cellu Tissue.

§ 9. Governing Law. The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Delaware.

§ 10. Binding Effect. This Stock Grant Certificate shall be binding upon Cellu Tissue and Key Employee and their respective heirs, executors, administrators and successors.

§ 11. Headings and Sections. The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate. All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.

§ 12. Withholding. Key Employee consents and agrees that any tax withholding required as a result of the transfer of the shares of Stock to Key Employee or any dividends or other payments made with respect to the shares of Stock shall be withheld from his or her regular cash compensation, from the shares of Stock or pursuant to such other means as Cellu Tissue deems reasonable and appropriate under the circumstances.

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Exhibit A

Irrevocable Stock Power

As a condition to the issuance to the undersigned of a stock certificate for the             shares of Stock which were granted to the undersigned as a Stock Grant under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan in the Stock Grant Certificate dated             , the undersigned hereby assigns and transfers to Cellu Tissue Holdings, Inc., effective upon the occurrence of any forfeiture event described in the Stock Grant Certificate, any then-unvested shares of Stock subject to such Stock Grant (together with any then-unvested dividends or other distributions of property made with respect to such shares) for purposes of effecting any forfeiture called for under § 3 of the Stock Grant Certificate and does hereby irrevocably give Cellu Tissue Holdings, Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock (together with any dividends or other distributions of property made with respect to such shares) on its books and records back to Cellu Tissue Holdings, Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to the shares of Stock (and any dividends or other distributions of property made with respect to such shares) on the date such shares of Stock or dividends or other property are no longer subject to forfeiture under § 3 of such Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock and dividends or other property.

Date